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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that V.F. Corporation and the undersigned directors and officers of V.F. Corporation do hereby constitute and appoint G. G. Johnson, L. M. Tarnoski and R. K. Shearer, and each of them, true and lawful attorneys-in-fact of the undersigned to execute on their behalf the Annual Report of V.F. Corporation on Form 10-K (including any amendments thereof) of the Securities and Exchange Commission for the fiscal year of V.F. Corporation ended January 1, 1994.

         IN WITNESS WHEREOF, each of the undersigned has duly executed this Power of Attorney this 8th day of February, 1994.

ATTEST:                                    V.F. CORPORATION


/s/ L. M. Tarnoski                         By:/s/ L. R. Pugh
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L. M. Tarnoski                                L. R. Pugh
Secretary                                     Chairman of the Board and
                                              Chief Executive Officer


Principal Executive Officer:               Principal Financial Officer:

/s/ L. R. Pugh                             /s/ G. G. Johnson
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L. R. Pugh, Chairman of the                G. G. Johnson
of the Board, Chief Executive              Vice President-Finance and
Officer and Director                       Chief Financial Officer


Principal Accounting Officer:


/s/ R. K. Shearer                          /s/ Robert D. Buzzell
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R. K. Shearer, Controller                  Robert D. Buzzell, Director


/s/ Edward E. Crutchfield, Jr.             /s/ Ursula F. Fairbairn
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Edward E. Crutchfield, Jr.,                Ursula F. Fairbairn, Director
Director

/s/ Barbara S. Feigin                      /s/ Roger S. Hillas
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Barbara S. Feigin, Director                Roger S. Hillas, Director


/s/ Leon C. Holt, Jr.                      /s/ J. Berkley Ingram, Jr.
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Leon C. Holt, Jr., Director                J. Berkley Ingram, Jr., Director


/s/ R. F. Longbine                         /s/ Mackey J. McDonald
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R. F. Longbine, Director                   Mackey J. McDonald, Director


/s/ William E. Pike                        /s/ M. Rust Sharp
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William E. Pike, Director                  M. Rust Sharp, Director


                          /s/ L. D. Walker
                          --------------------------
                          L. D. Walker, Director